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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITOR


We consent to the inclusion in this Registration Statement on Form S-1 of our report dated June 27, 1997 of the financial statement of Dupont Securities Group, Inc. and of our report dated June 29, 1998 of the financial statements of Saxon Acquisition Corp. We also consent to the references to our firm under the caption "Experts."

/s/ Baron & Baron

New York, New York
August 20, 1998

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